EXHIBIT 99.4
                                                                    ------------

          Unaudited Pro Forma Condensed Combined Financial Statements

The accompanying Unaudited Pro Forma Condensed Combined Statements of Operations (the " Pro Forma Statements of Operations ") for the year ended December 31, 2001 gives effect to the RAP acquisition as if it occurred on January 1, 2001 and the VV acquisition for the period from February 26, 2001 (VV was incorporated on February 26, 2001). The historical amounts for ZAP are based upon the amounts as reported in ZAP's Form 10-KSB for the year ended December 31, 2001. The Pro Forma Statements of Operations for the six months ended June 30, 2002 were based upon the unaudited financial information for RAP and VV and for ZAP the amounts were based upon the results as reported in the Form10QSB for the period.

The Unaudited Pro Forma Condensed Combined Balance Sheet (the "Pro Forma Balance Sheet") gives effect to the acquisition of RAP and VV as if it had occurred on June 30, 2002. The Pro Forma Statements of Operations and Pro Forma Balance Sheet and the accompanying notes (the " Pro Forma Financial Information") should be read in conjunction with, and are qualified by, the historical financial statements of ZAP contained in the Form 10-KSB as of December 31, 2001 and the Form 10-QSB for the six months ended June 30, 2002.

The Pro Forma Financial Information is intended for informational purposes only and does not purport to represent (i) the future results of operations of ZAP or
(ii) the actual results of operations of ZAP had the acquisition occurred on the dates assumed. In addition, the pro forma results are not intended to be a projection of future results.





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

                                       ZAP
              Unaudited Pro Forma Condensed Combined Balance Sheet
                                  June 30, 2002
                                   (in $000's)

                                                                      Zap      Rap Group    Voltage     Pro Forma   Pro Forma as
                                                                                            Vehicles   Adjustments    Adjusted
                                     Assets
Current Assets
     Cash                                                          $    348     $    220    $      4     $   --       $    572
     Accounts receivable, net of allowance for doubtful
        accounts of $1,125                                              216        1,103           5         --          1,324
     Inventories                                                      1,269          442         129         --          1,840
     Prepaid expenses and other assets                                   88         --          --           --             88
                                                                   --------     --------    --------     --------     --------
          Total current assets                                        1,921        1,765         139         --          3,825
                                                                   --------     --------    --------     --------     --------
Property and Equipment, net of accumulated depreciation of $768         342           47           6         --            395
                                                                   --------     --------    --------     --------     --------
Other Assets
     Patents & Trademarks                                               274         --          --           --            274

     Goodwill                                                           100         --          --          2,571        2,671
     Deposits and other                                                  89         --          --           --             89
                                                                   --------     --------    --------     --------     --------
          Total other assets                                            463         --          --          2,571        3,034
                                                                   --------     --------    --------     --------     --------
Total assets                                                       $  2,726     $  1,812    $    145     $  2,571     $  7,254
                                                                   ========     ========    ========     ========     ========

                 Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
     Accounts payable                                                    50        1,313         245         --          1,608
     Accrued liabilities and other expenses                             177         --          --           --            177
     Current maturities of long-term debt                               119         --          --           --            119
     Current maturities of obligations under capital leases              10         --          --           --             10
                                                                   --------     --------    --------     --------     --------
          Total current liabilities                                     356        1,313         245         --          1,914
                                                                   --------     --------    --------     --------     --------
Other Liabilities
     Long-Term Debt, less current maturities                            235         --          --           --            235
     Obligations under capital leases, less current maturities           25         --          --           --             25
                                                                   --------     --------    --------     --------     --------
          Total other liabilities                                       260         --          --           --            260
                                                                   --------     --------    --------     --------     --------
Stockholders' Equity (Deficit)
     Preferred stock, authorized 50,000 shares of no par               --           --          --           --           --
     Common stock, authorized 100,000 shares of no par value;
     issued and outstanding 3,015 shares                             18,296           28           3        2,939       21,266
     Retained Earnings ( Accumulated deficit)                       (16,186)         471        (103)        (368)     (16,186)
                                                                   --------     --------    --------     --------     --------
          Total stockholders' equity (deficit)                        2,110          499        (100)       2,571        5,080
                                                                   --------     --------    --------     --------     --------
Total liabilities and stockholders' equity                         $  2,726     $  1,812    $    145     $  2,571     $  7,254
                                                                   ========     ========    ========     ========     ========

SEE ACCOMPANYING NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

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

                                       ZAP
         Unaudited Pro Forma Condensed Combined Statement of Operations
                         Six Months Ended June 30, 2002
                      (in $000's except per share amounts)

                                                              Zap            Rap          Voltage       Pro Forma    Pro Forma as
                                                                            Group        Vehicles      Adjustments      Adjusted
Net Sales                                                  $   780         $ 3,984        $  --          $  --          $ 4,764
Cost of goods sold                                             540           2,984           --             --            3,524
                                                           -------         -------        -------        -------        -------
Gross profit                                                   240           1,000           --             --            1,240
                                                           -------         -------        -------        -------        -------
Operating expenses
     Selling                                                   133              48           --             --              181
     General and administrative                              1,116             682           --             --            1,798
     Research and development                                   30               0           --             --               30
                                                           -------         -------        -------        -------        -------
                                                             1,279             730           --             --            2,009
                                                           -------         -------        -------        -------        -------
Profit (Loss) from operations before reorganization
items and extraordinary gain                                (1,039)            270           --             --             (769)
                                                           -------         -------        -------        -------        -------
Other income (expense)
     Interest income (expense)                                 (10)              1           --             --               (9)
     Other income (expense)                                     27            --             --             --               27
                                                           -------         -------        -------        -------        -------
                                                                17               1           --             --               18
                                                           -------         -------        -------        -------        -------
Profit (Loss) before reorganization terms and
extraordinary gain                                          (1,022)            269           --             --             (753)
                                                           -------         -------        -------        -------        -------
Reorganization items:
     Professional fees                                         165            --             --             --              165
     Provision to rejected executory contracts                  31            --             --             --               31
                                                           -------         -------        -------        -------        -------
                                                               196            --             --             --              196
                                                           -------         -------        -------        -------        -------
Net profit (loss) before preferred dividend and
extraordinary gain                                          (1,218)            269           --             --             (949)
     Preferred dividend                                       --              --                            --             --
                                                           -------         -------        -------        -------        -------
Profit (loss) before extraordinary gain                     (1,218)            269           --             --             (949)
Extraordinary gain on forgiveness of debt (Note 2)           4,058            --             --             --            4,058
                                                           -------         -------        -------        -------        -------
Net income                                                 $ 2,840         $   269        $  --          $  --          $ 3,109
                                                           =======         =======        =======        =======        =======
Net loss per common share basic and diluted
restated for reverse stock split
(Note B)
     Loss per share before extraordinary gain              $(1.24)                                                      $(0.18)(B)
     Extraordinary gain                                      4.14                                                          .75 (B)
                                                           ------                                                       ------
     Net gain  per share-basic and diluted                 $ 2.90                                                       $  .57 (B)
                                                           ======                                                       ======
Weighted average of common shares outstanding
basic and diluted                                             980             --             --            4,500 (B)     5,480 (B)
                                                           -------         -------        -------        -------        -------

SEE ACCOMPANYING NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

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

                                       ZAP
         Unaudited Pro Forma Condensed Combined Statement of Operations
                          Year Ended December 31, 2001
                      (in $000's, except per share amounts)

                                                     Zap              Rap           Voltage         Pro Forma        Pro Forma
                                                                     Group         Vehicles        Adjustments       as Adjusted
Net Sales                                         $  4,998         $  6,365         $     60         $   --           $ 11,423
Cost of goods sold                                   5,850            4,937               49             --             10,836
                                                  --------         --------         --------         --------         --------
          Gross profit (loss)                         (852)           1,429               11             --                588

Operating expenses
     Selling                                         1,098              647                8             --              1,753
     General and administrative                      4,083              651               53             --              4,787
     Research and development                          500             --               --               --                500
     Impairment of intangibles                       2,610             --               --               --              2,610
                                                  --------         --------         --------         --------         --------
                                                     8,291            1,298               61             --              9,650
                                                  --------         --------         --------         --------         --------

Profit (Loss) from operations                       (9,143)             131              (50)            --             (9,062)

Other income (expense)
     Interest expense                                  (11)             (36)              (2)            --                (49)
     Other income (expense)                            (44)              17              (50)            --                (77)
                                                  --------         --------         --------         --------         --------
                                                       (55)             (19)             (52)            --               (126)
                                                  --------         --------         --------         --------         --------

         Profit (Loss) before income taxes          (9,198)             112             (102)            --             (9,188)

Provision for income taxes                               1               60             --               --                (59)
                                                  --------         --------         --------         --------         --------

          NET PROFIT (LOSS)                       $ (9,199)        $     52         $   (102)        $   --           $ (9,247)
                                                  --------         --------         --------         --------         --------

Net loss attributable to common shares
     Net loss                                     $ (9,199)        $     52         $   (102)        $   --           $ (9,247)
     Preferred dividend                               (138)            --               --               --               (138)
                                                  --------         --------         --------         --------         --------
                                                  $ (9,337)        $     52         $   (102)        $   --           $ (9,385)
                                                  ========         ========         ========         ========         ========
Net loss per common share
     Basic and diluted restated for the
      Reverse stock split (Note B)                $  (8.65)                                                           $  (1.68) (B)
                                                  ========                                                            ========
Weighted average common shares outstanding           1,079                                              4,500(B)         5,579(B)
                                                  --------                                                            --------

SEE ACCOMPANYING NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

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

                   Notes to the Unaudited Pro Forma Condensed
                         Combined Financial Information

(1) Pro Forma Adjustments and Assumptions

     (A) The consideration paid by ZAP in connection with the acquisition of RAP Group, Inc and of Voltage Vehicles consists of the following :

     - Zap acquired all of the outstanding stock of RAP on July 1, 2002 for 4,000,000 shares of its common stock valued at $2,640,000.

     - ZAP also acquired all of the outstanding stock of Voltage Vehicles for 500,000 shares of its common stock which was valued at $330,000.

     - Both of these transactions were approved by ZAP's Second Amended Plan of Reorganization of June 17, 2002.




     The following represents the allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of RAP at June 30, 2002.

                                                                 (in thousands)
         Assets acquired:
                   Cash.........................................    $   220
                    Accounts receivable ........................      1,103
                    Inventory ..................................        442
                    Property and equipment .....................         47
                    Goodwill ...................................      2,141
                                                                    -------
                                                                      3,953




                    Liabilities assumed ........................     (1,313)
                                                                    -------

                    Purchase price .............................    $ 2,640
                                                                    =======

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

     The following represents the allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of Voltage Vehicles at June 30, 2002.

                                                                 (in thousands)
         Assets acquired:
                   Cash...........................................   $   4
                    Accounts receivable ..........................       5
                    Inventory ....................................     129
                    Property and equipment .......................       6
                    Goodwill .....................................     431
                                                                     -----
                                                                       575

                    Liabilities assumed ..........................    (245)

                    Purchase price ...............................   $ 330
                                                                     =====


     (B) The pro forma basic and diluted net loss per share is computed by dividing the net loss attributable to common stockholders by the weighted average number of common shares outstanding. The calculation of the weighted average number of shares outstanding assumes that 4,500,000 shares of ZAP common stock issued in connection with the acquisitions of RAP and VV were outstanding as of January 1, 2001. The shares outstanding were also restated to account for ZAP's reverse stock split which occurred July 1, 2002.
















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